                                                                    EXHIBIT 99.2

                          UNITED STATES DISTRICT COURT
                              DISTRICT OF COLUMBIA

___________________________________________________
                                                   :
SECURITIES AND EXCHANGE COMMISSION,                :
450 FIFTH STREET, N.W.                             :
WASHINGTON, D.C.  20549,                           :
                                                   :
                          PLAINTIFF,               : CIVIL ACTION NO. 96-
                                                   :
                                                   :
                 V.                                :
                                                   :
CHARLES O. HUTTOE, HUTTOE &                        :
ASSOCIATES, INC., WORD CORPORATION,                :
NATIONAL TRADING SERVICES, INC.,                   :
KAREN PURVIS, TAMMY JO PERKINS,                    :
JOSEPHINE BROOKS, SGA GOLDSTAR                     :
RESEARCH INC., THEODORE R.                         :
MELCHER, JR., SHANNON B. TERRY,                    :
SYSTEMS OF EXCELLENCE, INC.,                       :
ALPHA SECURITIES LTD., AND                         :
DUNBAR HOLDINGS LTD.,                              :
                                                   :
                          DEFENDANTS.              :
                                                   :
___________________________________________________:

                                   COMPLAINT

         Plaintiff Securities and Exchange Commission alleges:

                                    SUMMARY

         1. This case involves an on-going fraudulent scheme in which defendant Charles Huttoe, Chairman of the Board and Chief Executive Officer of Systems of Excellence, Inc. ("SOE" or the company), caused SOE to engage in a massive unregistered distribution of the company's stock. The stock price was manipulated to artificial heights with materially false and misleading press releases issued by SOE, under Huttoe's direction, and through fraudulent stock promotion by SGA Goldstar Research,
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Inc.  SOE issued the unregistered stock to recipients controlled by Huttoe, and to accounts controlled by Theodore R. Melcher, Jr., and Shannon Terry, SGA Goldstar's principals.

         2. Huttoe and Terry and, on information and belief, Melcher, then quickly sold their SOE stock to an unsuspecting public, not disclosing that the prices were grossly inflated due to their own unlawful activities. Huttoe alone amassed at least $9.7 million in aggregate unlawful profits thereby.

         3. Huttoe later engaged in a massive cover-up, once his scheme began to unravel, to create the false impression that the shares had been properly registered on Form S-8, a Commission form which allows the registration of company stock issued to company employees and consultants. As part of the cover-up scheme, Huttoe fabricated bogus Forms S-8 and forged consultant agreements, and later had them filed with the Commission.

         4. By knowingly or recklessly engaging in this conduct, defendants directly or indirectly violated, are violating, and unless restrained will violate the antifraud, registration, and filing provisions of the federal securities laws, specifically, Sections 5(a), 5(c), 17(a), and 17(b) of the Securities Act of 1933 ("Securities Act") [15 U.S.C. Sections 77e(a), 77e(c), 77q(a), and 77q(b)], Sections 10(b), 13(a), 13(b)(2)(A),
13(b)(2)(B), 13(b)(5), and 16(a) of the Securities Exchange Act of 1934 ("Exchange Act") [15 U.S.C. Sections 78j(b), 78m(a), 78m(b)(2)(A),
78m(b)(2)(B), 78m(b)(5), and 78p(a)], and Rules 10b-5, 12b-20, 13a-1, 13a-11,
13a-13, 13b2-1, 13b2-2, 16a-2, and 16a-3, thereunder [17 C.F.R. Sections
240.10b-5, 240.12b-20, 240.13a-1, 240.13a-11, 240.13a-13, 240.13b2-1,
240.13b2-2, 240.16a-2, and 240.16a-3].





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                                  JURISDICTION

         5. This Court has jurisdiction of this action pursuant to Section 22(a) of the Securities Act [15 U.S.C. Section 77v(a)], and Section 27 of the Exchange Act [15 U.S.C. Section 78aa], and 28 U.S.C. Section 1331.

         6. The Commission brings this action pursuant to authority conferred upon it by Section 20(b) of the Securities Act [15 U.S.C. Section 77t(b)], and Section 21(d)(1) of the Exchange Act [15 U.S.C. Section 78u(d)(1)].

         7. Defendants, directly or indirectly, have made use of the means and instrumentalities of interstate commerce, or of the mails, or of the facilities of a national securities exchange in connection with the acts, practices, and courses of business alleged herein.

                                   DEFENDANTS

         8. CHARLES O. HUTTOE, age 49, resides in Miami, Florida. Since 1994, he has served as Chairman of the Board and Chief Executive Officer of Systems of Excellence, Inc. Huttoe directed the hyping and distribution of unregistered SOE stock, including shares purportedly registered on Form S-8, using nominee accounts he controlled that were maintained in the names of the following defendants:

                 a. NATIONAL TRADING SERVICES, INC. is or was a Florida corporation, of which Huttoe is the President, Secretary, registered agent, and controlling person;

                 b. WORD CORPORATION is or was a Mississippi corporation, of which Huttoe is the controlling person;





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                 c.       TAMMY JO PERKINS, age 27, is Huttoe's niece;

                 d. KAREN PURVIS, age 41, also known as Karen Purvis Huttoe, is Huttoe's wife; and

                 e.       JOSEPHINE BROOKS, age 72, is Huttoe's mother.

         9. HUTTOE & ASSOCIATES was a Florida broker-dealer operated and controlled by defendant Huttoe, and now operates as an alter-ego of Huttoe.

         10. SGA GOLDSTAR RESEARCH INC., is a corporation wholly owned by defendant Theodore R. Melcher, Jr. SGA publishes "SGA Goldstar Whisper Stocks," an electronic tout sheet that aggressively promoted public investment in SOE stock without disclosing that it was compensated by SOE for doing so.

         11. THEODORE R. MELCHER, JR., age 51, owns SGA, and is one of its two employees. Melcher, personally and through his nominee Alpha Securities Ltd., received unregistered SOE stock as undisclosed compensation for promoting SOE's stock in the Whisper Stock report.

         12. ALPHA SECURITIES LTD. is a corporation owned and controlled by Melcher.

         13. SHANNON B. TERRY is SGA's only other employee. Terry, personally and through his nominee Dunbar Holdings Ltd., received unregistered SOE stock as undisclosed compensation for promoting SOE's stock in the Whisper stock report.

         14. DUNBAR HOLDINGS LTD. is a corporation owned and controlled by Terry.

         15. SYSTEMS OF EXCELLENCE, INC. is a Florida corporation, incorporated in 1989, with offices in McLean, Virginia and Coral Gables, Florida. SOE is engaged in the manufacture and distribution of video tele-conferencing equipment. SOE's stock is





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registered with the Commission pursuant to Section 12(g) of the Exchange Act.
Until the Commission suspended trading in SOE's stock on October 7, 1996 (which suspension has since expired), SOE's stock was quoted on the NASDAQ Bulletin Board.

                                 OTHER ENTITIES

         16. WEINBERG, PERSHES & CO., P.A. ("WPC"), accountants and auditors, a Florida accounting firm, were SOE's independent auditors.

         17. MERLE S. FINKEL, C.P.A., represents himself as being affiliated with M.S. Finkel & Co., accountants and auditors. Within hours of being hired as SOE's independent auditor, Finkel, on or about September 21, 1996, provided an unqualified audit opinion on SOE's financial statements for fiscal years ending February 28, 1995 and February 29, 1996.

         18. MARIA IACOVELLI, age 31, is the Corporate Secretary of SOE and is its other director.

                             THE FRAUDULENT SCHEME

                            HUTTOE DIRECTS A MASSIVE
                     UNREGISTERED DISTRIBUTION OF SOE STOCK

         19. SOE entered the video tele-conferencing business on February 12, 1996, when it acquired ICMX Federal Systems, Inc., whose sole business was manufacturing and distributing video tele-conferencing equipment.

         20. Beginning by at least March 9, 1995, and continuing at least through July 26, 1996, SOE, under the direction of Huttoe, began a massive distribution of tens of millions of shares of unrestricted, freely-trading company stock to Huttoe's nominees and confederates, even though the distribution had not been registered with the Commission.





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         21.     Huttoe knowingly or recklessly deceived the Transfer Agent, who issued the shares without restrictive legends, into believing that the shares had been properly registered with the Commission, by falsifying the Forms S-8 presented to the Transfer Agent to indicate prior filing with the Commission.

                SOE AND HUTTOE FILE THE FIRST SET OF MATERIALLY
                         FALSE AND MISLEADING FORMS S-8

          22. On or about December 6, 1995, SOE, under Huttoe's direction, filed with the Commission eleven materially false and misleading registration statements on Forms S-8.

         23. The millions of shares purportedly registered on the Forms S-8 had already been distributed prior to the filing.

         24. Contrary to representations in the Forms S-8, the SOE stock was distributed to persons who had performed no services for the company that would qualify the stock for S-8 registration.

         25. SOE and Huttoe knew or recklessly disregarded the fact that these filings were materially false and misleading.

                      SOE ISSUES MORE UNREGISTERED SHARES

         26. SOE, under Huttoe's direction, continued to issue additional unrestricted, free-trading SOE shares without registering the shares with the Commission. Commencing on or about December 20, 1995, and continuing at least through July 26, 1996, SOE issued approximately 35.5 million additional such unregistered shares.

         27. In or around February 1996, as part of this additional distribution, SOE issued unrestricted, free- trading shares of SOE stock, and a "note payable," to investors





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in a $2.5 million purported "private placement."  These shares were distributed to investors in proportion to the amount of money invested.

         28. At the time these shares were issued and distributed, they were not registered with the Commission.

                HUTTOE MANIPULATES THE MARKET FOR SOE SECURITIES

                            HUTTOE ISSUES MATERIALLY
                      FALSE AND MISLEADING PRESS RELEASES

         29. In connection with the unregistered distribution of its stock, SOE, under the direction of Huttoe, issued a series of materially false and misleading press releases touting its success in the video tele-conferencing business and announcing other corporate developments. These releases, together with other false information contributed by SGA Goldstar, caused SOE's stock price to skyrocket from $0.28 on December 26, 1995, to over $4.50 on June 10, 1996, before retreating to $3.00 on July 12, 1996.

                 a. In a December 26, 1995 press release, SOE announced that ICMX, which SOE was in the process of acquiring, had already booked $10 million in sales for Fiscal 1996. In fact, ICMX (now SOE) never had revenues or orders of that magnitude, or even approaching it.

                 b. On May 28, 1996, SOE falsely announced that World Communications Group had ordered approximately 1,000 video tele-conferencing units, and estimated the value of the order to be $3.4 million. There was no such order.

                 c. On June 12, 1996, SOE falsely announced that it had acquired Lazer Tek Designs and "projected revenues over the next 12 months of $10 million," failing to





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disclose that Lazer Tek was owned by SOE's new president, Kenneth Walther, and his wife. In fact, there was no acquisition, and there was no basis for the revenue projection.

                 d. On June 20, 1996, SOE falsely announced that it had sold 12 video tele-conferencing units to VueCom, Inc. (also known as ICSN). In fact, no more than four units were ordered as of October 16, 1996.

                 e. On July 12, 1996, SOE falsely announced that it had received through ICE Communications, Inc., multiple orders of several hundred thousand dollars each in video tele-conferencing equipment. In fact, SOE never received ICE orders even approaching this magnitude.

         30. Huttoe and SOE knew or recklessly disregarded the fact that each of these releases was materially false and misleading.

                       SGA GOLDSTAR RESEARCH, INC. TOUTS
                        SOE FOR UNDISCLOSED COMPENSATION

         31. In connection with the unregistered distribution of SOE shares, SGA initiated aggressively promotional coverage of SOE in its newsletter, the Whisper Stock Report, on or about January 23, 1996. As compensation for this coverage, SOE issued shares to Melcher and his nominee Alpha Securities, and to Terry and his nominee Dunbar Holdings, Ltd.

         32. SGA's reports were highly promotional, strongly urging accumulation of the stock, discouraging sales, and even discouraging investors from independently verifying SGA's information.

         33. SGA's highly promotional reports were materially false and misleading, and failed to disclose material facts.





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                 a.       SGA Goldstar did not disclose the material facts that
its principals, Melcher and Terry, were compensated by SOE for promoting SOE stock, the amount of such compensation, or that the form of the compensation was SOE stock.

                 b. SGA did not disclose the material fact that Terry, and, on information and belief, Melcher, the authors of the Whisper Stock Report, while issuing a strong buy recommendation to their readers, were selling their SOE stock into the market;

                 c. SGA published materially false and misleading reports about the SEC's investigation into the company, and the company's response thereto.

         34. These promotional materials, together with the materially false and misleading company press releases, caused SOE's stock price to skyrocket.

         35. SGA, Melcher, Terry, and Huttoe knew or recklessly disregarded the fact that these reports were materially false and misleading.

                     HUTTOE, TERRY, AND MELCHER SELL THEIR
                UNREGISTERED SOE STOCK INTO THE INFLATED MARKET

         36. During the period from January 16, 1996 through August 28, 1996, while knowingly or recklessly flooding the market with materially false and misleading information, Huttoe and Terry, and on information and belief, Melcher, sold millions of shares of SOE stock to the public.

         37. Huttoe directed the unregistered SOE shares, including shares purported registered on Form S-8, into nominee accounts he controlled. Huttoe then caused those accounts, including accounts under the names of National Trading Services, Inc., Word Corporation, Tammy Jo Perkins, Karen Purvis, and Josephine Brooks, to sell the





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unregistered shares, amassing for himself unlawful profits of at least $9.7 million. Within eight (8) days following the May 28, 1996 announcement, Huttoe alone realized profits of over $5 million.

         38. During this same time period of heavy selling, Melcher and Terry were publishing strong buy recommendations through their newsletter SGA Goldstar.

         39. In selling his SOE stock, Huttoe, knowingly or recklessly, failed to disclose material facts:

                 a. Melcher and Terry's promotional materials hyping the stock were materially false and misleading,

                 b. The company's press releases were materially false and misleading;

                 c. The company's periodic public disclosure reports were materially false and misleading;

                 d.       Huttoe was selling his SOE stock;

                 e.       The SOE shares were not registered for sale.

         40. In selling their SOE stock, Melcher and Terry, knowingly or recklessly, failed to disclose material facts:

                 a. Terry, and, on information and belief, Melcher, were selling their SOE stock while they were making their strong buy recommendations to the investing public;

                 b. Melcher and Terry's promotional materials hyping the stock were materially false and misleading.





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           HUTTOE TRIES TO PREVENT DISCOVERY OF HIS ILLEGAL SCHEME

                   HUTTOE LIES TO SOE'S INDEPENDENT AUDITORS,
              PRESENTING THEM WITH FALSE AND MISLEADING DOCUMENTS

         41. On July 2, 1996, SOE engaged the accounting firm of Weinberg, Pershes & Co. (WPC) to conduct an audit of SOE's financial statements for its fiscal year ended February 28, 1996.

         42. During the audit, Huttoe, knowingly or recklessly, provided the auditors with materially false and misleading documents and information, including false S-8 registration statements, and withheld requested material information.
                 a. The S-8 registration statements falsely represented that the stock recipients were consultants of SOE, and had performed services for the company, when in fact, they were not consultants, and had provided no services sufficient to qualify the registration as an S-8.

                 b. The S-8 registration statements falsely represent that they had been filed with the Commission, when in fact they had not.

                 c. SOE and Huttoe failed to respond to the auditors' letters requesting further information regarding SOE's apparent violations of laws in connection with the distribution of SOE stock.

                HUTTOE PREPARES FORGED AND FRAUDULENT DOCUMENTS
                       AND FILES THEM WITH THE COMMISSION

         43. On or about September 20, 1996, SOE's independent auditors, WPC, began questioning SOE and Huttoe, pursuant to Section 10A of the Exchange Act [15 U.S.C. Section 78j-1], about SOE's possibly illegal activities in connection with the massive





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distribution of the shares purportedly registered on Forms S-8.

         44. In response, Huttoe expanded his cover-up scheme to create the impression that the previously issued stock was properly registered on Forms S-8.

         45. Over the weekend of September 21 and 22, 1996, Huttoe, along with the Corporate Secretary working under his direction, fabricated a series of "consulting agreements" for filing as exhibits to a new series of Forms S-8 to be filed with the Commission.

         46. The "consulting agreements" described fictitious services purportedly provided to SOE by Huttoe's nominees and SOE investors and bore fictitious agreement dates. In fact, no such services were provided.

         47. Some of these "consulting agreements" contained fictitious "lock up" terms, pursuant to which the recipients agreed not to sell the securities purportedly granted pursuant to the agreement until a fixed period of time had elapsed. In certain cases, the securities purportedly subject to the "lock up" had already been disposed of by the time the agreement was created.

         48. Huttoe procured forged signatures for the purported consultants on the "consulting agreements."

         49. Huttoe directed that the bogus agreements, bearing the forged signatures, be made exhibits to 16 Registration Statements on Form S-8, knowing that they were to be filed with the United States Securities and Exchange Commission, as they were, on or about September 24, 1996.

         50.     Those Registration Statements purported to register a total of





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approximately 39.6 million shares, which purported to be issued to 93 different consultants in exchange for services that SOE valued at $54.5 million.

                       HUTTOE PROCURES A MATERIALLY FALSE
                       AND MISLEADING ACCOUNTANT'S REPORT

         51. On or about September 21, 1996, Huttoe hired Merle S. Finkel, who held himself out as affiliated with M.S. Finkel, to provide an unqualified audit opinion for SOE's fiscal year 1996, which ended February 29, 1996.

         52. That same day, September 21, 1996, Finkel signed an unqualified Auditor's Opinion for inclusion in the Company's Form 10KSB filed with the Commission.

         53. As was known or recklessly disregarded by Huttoe and SOE, the Auditor's Opinion was materially false and misleading in its entirety.

         54. In fact, Finkel had made no attempt to contact anyone from SOE's real auditors, WPC, or to obtain that firm's workpapers.

         55. Finkel never discussed the company or its books, records and accounts with the SOE personnel responsible for managing the SOE's bank accounts and keeping SOE's records.

                           HUTTOE ALTERS SOE'S BOOKS

         56. Prior to September 21, 1996, an entry in the company's books, records and accounts contained an entry for a liability described as "note payable shareholders." This entry related to the shares issued to SOE investors pursuant to the so-called "private placement," but which were now purportedly registered under Forms S-8.

         57. Under Huttoe's direction, SOE knowingly or recklessly falsified the books to convert that liability into a note payable to Huttoe. In fact, no such note existed.





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         58.     This alteration deliberately concealed the fact that the "note payable" was connected to the "private placement," which also involved the distribution of unregistered SOE shares to investors.

         59. Huttoe knowingly or recklessly caused the falsification of the contract in which SOE purported to hire Merle S. Finkel, so as to give the false impression that Finkel had been hired on September 13, 1996, rather than the same day his unqualified audit opinion was rendered.

                         HUTTOE CONCEALS HIS TRADES BY
                  FAILING TO FILE REQUIRED DISCLOSURE REPORTS

         60. Huttoe failed to file Forms 3, 4, and/or 5, although required to do so, to publicly disclose his trading in SOE stock, and the massive changes in his beneficial ownership of SOE stock.

                   SOE FILES MATERIALLY FALSE AND MISLEADING
                   PUBLIC DISCLOSURE AND REGISTRATION REPORTS

           SOE FILES A MATERIALLY FALSE AND MISLEADING FORM 10-KSB

         61. On or about September 23, 1996, SOE, under the direction of Huttoe, filed its annual report on Form 10-KSB with the Commission. The statement was materially false and misleading.

                 a. The statement's financials incorporate the fictitious "note payable" to Huttoe;

                 b. The statement incorporates the materially false and misleading Auditor's Opinion;

                 c. The discussion of liquidity and capital resources in the





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Managements' Discussion and Analysis section stated that SOE's "primary sources of cash are from royalty income, development fees and services and support revenues and the sales of video teleconferencing product," when in fact they were not SOE's primary source of cash for 1996. Those sources in the aggregate generated less than $200,000 of revenue in 1996, an amount dwarfed by SOE's selling, general and administrative expenses, which exceeded $900,000.

                 d. The statement includes a false projection specifically ordered included by Huttoe, that "sales are projected to substantially increase over the next twelve months," and that "[p]rojections of $41 million in gross revenues appear to be within the Company's grasp," when there was no reasonable basis for these projections; and

                 e. The statement fails to disclose that shares purportedly registered on Forms S-8 were issued to Huttoe's nominees, that those nominees had not provided services to SOE, that Huttoe was selling company stock through those nominees, and that Huttoe was selling stock for his own profit.

         62. Huttoe and SOE knew or recklessly disregarded the fact that the report was materially false and misleading.

           SOE FILES A MATERIALLY FALSE AND MISLEADING FORM 10-QSB

         63. On or about September 23, 1996, SOE, under Huttoe's direction, filed its quarterly report on Form 10-QSB with the Commission.

         64. This report was materially false and misleading in failing to disclose that shares purportedly registered on Forms S-8 were issued to Huttoe's nominees, that those





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nominees had not provided services to SOE, that Huttoe was selling company stock through those nominees, and that Huttoe was selling stock for his own profit.

         65. Huttoe and SOE knew or recklessly disregarded the fact that the report was materially false and misleading.

                  SOE FILES THE SECOND SET OF MATERIALLY FALSE
                AND MISLEADING FORM S-8 REGISTRATION STATEMENTS

         66. On or about September 24, 1996, SOE, under Huttoe's direction, filed materially false and misleading Registration Statements on Form S-8, with the Commission.

                 a. The forged "consulting agreements" were annexed to the Registration Statements;

                 b. The Registration Statements falsely described services provided to the company by the stock recipients even though in fact no such services were provided.

                 c. The Registration Statements were the instruments of a fraud, as their belated filing created the deception that the shares described therein were properly registered with the Commission.

         67. Huttoe and SOE knew or recklessly disregarded the fact that the Registration Statements were materially false and misleading and fraudulent.

                        SOE FILES A MATERIALLY FALSE AND
                      MISLEADING CURRENT REPORT ON FORM 8K

         68. On or about October 1, 1996, SOE filed with the Commission a materially false and misleading current report on Form 8-K, to explain the resignation of its auditors, WPC.





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         69.     The report falsely states that "there have been no
disagreements with Weinberg, Pershes on any matter of accounting principals or practices, financial statement disclosure or auditing scope or procedure or any reportable events".

         70.     In fact, there were material disagreements in these areas.

         71. Huttoe and SOE knew or recklessly disregarded the fact that the report was materially false and misleading.

                                   CLAIM ONE
                       (SALE OF UNREGISTERED SECURITIES)

                       VIOLATIONS OF SECTIONS 5(A), 5(C)
        OF THE SECURITIES ACT [15 U.S.C. Section 77E(A), AND 77E(C)]

         72. Paragraphs 1 through 71 are hereby realleged and incorporated by reference.

         73. By reason of the foregoing, all defendants, and each of them, have violated, are violating, and unless restrained will violate Sections 5(a) and 5(c) of the Securities Act [15 U.S.C. Sections 77e(a) and 77e(c)].

                                   CLAIM TWO
                          (FRAUDULENT OFFER AND SALE,
                                INSIDER TRADING)

                       VIOLATIONS OF SECTION 17(A) OF THE
           SECURITIES ACT [15 U.S.C. Section 77Q(A)], SECTION 10(B)
                      OF THE EXCHANGE ACT, AND RULE 10B-5
                   THEREUNDER [17 C.F.R. Section 240.10B-5]

         74. Paragraphs 1 through 71 are hereby realleged and incorporated by reference.

         75. By reason of the foregoing, defendants Huttoe, Huttoe & Assoc., National Trading Services, Word Corp., SGA Goldstar, Melcher, Terry, Alpha Securities, Dunbar





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Holdings, and SOE, and each of them, directly or indirectly, have violated, are violating, and unless restrained will violate Section 17(a) of the Securities Act [15 U.S.C. Section 77q(a)], Section 10(b) of the Exchange Act [15 U.S.C.
Section 78j(b)], and Rule 10b-5 thereunder [17 C.F.R. Section 240.10b-5].

                                  CLAIM THREE
                 (UNDISCLOSED COMPENSATION FOR STOCK PROMOTION)

                         VIOLATIONS OF SECTION 17(B) OF
                 THE SECURITIES ACT [15 U.S.C. Section 77Q(B)]

         76. Paragraphs 1 through 71 are hereby realleged and incorporated by reference.

         77. By reason of the foregoing, defendants SGA Goldstar, Melcher, Terry, Alpha Securities, and Dunbar Holdings, and each of them, directly or indirectly, have violated, are violating, and unless restrained will violate,
Section 17(b) of the Securities Act [15 U.S.C. Section 77q(b)].

                                   CLAIM FOUR
                         (FALSE AND MISLEADING FILINGS)

                     VIOLATIONS OF SECTIONS 10(B) AND 13(A)
        OF THE EXCHANGE ACT [15 U.S.C. Section 78J(B) AND 78M(A)], AND
           RULES 10B-5, 12B-20, 13A-1, 13A-11, AND 13A-13, THEREUNDER
       [17 C.F.R. Sections 240.10B-5, 240.12B-20, 240.13A-1, 240.13A-11,
                                AND 240.13A-13]

         78. Paragraphs 1 through 71 are hereby realleged and incorporated by reference.

         79. By reason of the foregoing, defendants SOE and Huttoe have violated, are violating, and unless restrained will violate Section 10(b) of the Exchange Act [15 U.S.C.

Section 78j(b)], and Rule 10b-5 thereunder [17 C.F.R. Section 240.10b-5]; and SOE has violated, is violating, and unless restrained will violate Section 13(a) of the Exchange Act [15 U.S.C. Section 78m(a)], and Rules 12b-20, 13a-1, 13a-11, and 13a-13, thereunder [17 C.F.R. Sections 240.12b-20, 240.13a-1,
240.13a-11, and 240.13a-13].

                                   CLAIM FIVE
         (BOOKS, RECORDS, AND ACCOUNTS; MISREPRESENTATIONS TO AUDITORS)

                VIOLATIONS OF SECTIONS 13(B)(2)(A), 13(B)(2)(B)
                  AND 13(B)(5) OF THE EXCHANGE ACT [15 U.S.C.
            Sections 78M(B)(2)(A), 78M(B)(2)(B), AND 78M(B)(5)]
                     AND RULE 13B2-1 AND 13B2-2 THEREUNDER
                  [17 C.F.R. Section 240.13B2-1, 240.13B2-2]

         80. Paragraphs 1 through 71 are hereby realleged and incorporated by reference.

         81. By reason of the foregoing, defendant SOE has violated, is violating, and unless restrained will violate Section 13(b)(2)(A) and 13(b)(2)(B) of the Exchange Act [15 U.S.C. Sections 78m(b)(2)(A) and 78m(b)(2)(B)]; and Huttoe has violated, is violating, and unless restrained will violate Section 13(b)(5) [15 U.S.C. Section 78m(b)(5)], and Rules 13b2-1 and 13b2-2, thereunder [17 C.F.R. Sections 240.13b2-1 and 240.13b2-2].

                                   CLAIM SIX
                        (REPORTING CHANGES IN HOLDINGS)

                          VIOLATIONS OF SECTION 16(A)
                OF THE EXCHANGE ACT [15 U.S.C. Sections 78P(A),
                     AND RULES 16A-2 AND 16A-3, THEREUNDER
                 [17 C.F.R. Sections 240.16A-2 AND 240.16A-3].

         82. Paragraphs 1 through 71 are hereby realleged and incorporated by reference.

         83. By reason of the foregoing, Huttoe has violated, is violating, and unless





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
restrained will violate Section 16(a) of the Exchange Act [15 U.S.C. Sections 78p(a)], and Rules 16a-2 and 16a-3, thereunder [17 C.F.R. Sections 240.16a-2 and 240.16a-3].

                               PRAYER FOR RELIEF

         WHEREFORE, the Commission respectfully requests that this Court issue
Orders:

                                       I.

         Permanently enjoining all defendants, and each of them, and their officers, agents, servants, employees, attorneys, and those persons in active concert or participation with them who receive actual notice by personal service or otherwise, from violating, directly or indirectly, Sections 5(a) and 5(c) of the Securities Act of 1933 [15 U.S.C. Sections 77e(a) and 77e(c)].

                                      II.

         Permanently enjoining defendants Huttoe, Huttoe & Assoc., National Trading Services, Word Corp., SGA Goldstar, Melcher, Terry, Alpha Securities, Dunbar Holdings, and SOE, and each of them, and their officers, agents, servants, employees, attorneys, and those persons in active concert or participation with them who receive actual notice by personal service or otherwise, from violating, directly or indirectly, Section 17(a) of the Securities Act [15 U.S.C. Section 77q(a)], Section 10(b) of the Exchange Act [15 U.S.C. Section 78j(b)], and Rule 10b-5 thereunder [17 C.F.R. Section 240.10b-5].

                                      III.

         Permanently enjoining defendants SGA Goldstar, Melcher, Terry, Alpha Securities, and Dunbar Holdings, and each of them, and their officers, agents, servants, employees, attorneys, and those persons in active concert or participation with them who receive actual notice by personal service or otherwise, from violating, directly or indirectly, Section 17(b) of the Securities Act [15 U.S.C. Section 77q(b)].

                                      IV.

         Permanently enjoining defendant SOE and its officers, agents, servants, employees, attorneys, and those persons in active concert or participation with it who receive actual notice by personal service or otherwise, from violating, directly or indirectly, Sections 13(a), 13(b)(2)(A), and 13(b)(2)(B) of the Exchange Act [15 U.S.C. Sections 78m(a), 78m(b)(2)(A), 78m(b)(2)(B)], and Rules 12b-20, 13a-1, 13a-11, and 13a-13, thereunder [17
C.F.R. Sections 240.12b-20, 240.13a-1, 240.13a-11, and 240.13a-13].

                                       V.

         Permanently enjoining defendant Huttoe and his agents, servants, employees, attorneys, and those persons in active concert or participation with it who receive actual notice by personal service or otherwise, from violating, directly or indirectly, Sections 13(b)(5) and 16(a) of the Exchange Act [15 U.S.C. Sections 78m(b)(5) and 78p(a)], and Rules 13b2-1, 13b2-2, 16a-2 and 16a-3, thereunder [17 C.F.R. Sections 240.13b2-1, 240.13b2-2, 240.16a-2 and
240.16a-3].

                                      VI.

         Directing all defendants, other than SOE, and each of them, and their officers, agents, servants, employees, and attorneys, to disgorge all illegal gains, together with prejudgment interest.





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